SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                           SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
                       (Amendment No. [ ] )

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                    FIRST KEYSTONE CORPORATION
      (Exact name of registrant as specified in its Charter)


     _______________________________________________________
        (Name of Person(s) Filing Proxy Statement if other
                         than Registrant)


Payment of Filing Fee (check the appropriate box):

[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
     14a-6(j)(2)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(1)(3)

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11

[X]  No Fee Required


1) Title of each class of securities to which transaction applies:

    _______________________________________________________

2)  Aggregate number of securities to which transaction applies:

    ________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    ________________________________________________________

4)  Proposed maximum aggregate value of transaction:

    ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

    2)  Form, Schedule or Registration No.:

    3)  Filing party:

    4)  Date filed:

_____________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                       FIRST KEYSTONE CORPORATION
__________________________________________________________________
                                            111 West Front Street
                                     Berwick, Pennsylvania  18603







                          March 26, 2002




Dear Fellow Shareholders of First Keystone Corporation:

     It is my pleasure to invite you to attend the 2002 Annual Meeting of Shareholders of First Keystone Corporation to be held on Tuesday, April 16, 2002, at 10:00 a.m., Eastern Daylight Time. The Annual Meeting this year will be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting.
The formal business schedule includes:

 * The election of 3 Class C Directors; and
 * The ratification of the selection of J. H. Williams & Co.,
       LLP, as the independent auditors for the corporation for the fiscal year ending December 31, 2002.

     At the meeting, members of the corporation's management will review the corporation's operations during the past year and be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy form as soon as possible, in the postage-prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice of your intentions to the Secretary of the corporation so that any ballot you submit at the meeting will supersede your prior proxy.

     Thank you for your continued support. I look forward to seeing you at the Annual Meeting if you are able to attend.

                                Sincerely,



                                /s/ J. Gerald Bazewicz
                                J. Gerald Bazewicz
                                President

                    FIRST KEYSTONE CORPORATION

             _______________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 16, 2002
             _______________________________________


TO THE SHAREHOLDERS OF FIRST KEYSTONE CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of First Keystone Corporation will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, April 16, 2002, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603, for the following purposes:

     1. To elect 3 Class C Directors to serve for a three-year term and until their successors are properly elected and qualified;

     2. To ratify the selection of J. H. Williams & Co., LLP as the independent auditors for the corporation for the fiscal year ending December 31, 2002; and

     3. To transact any other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

     In accordance with the by-laws of the corporation and action of the Board of Directors, the corporation is giving notice of the Annual Meeting only to those shareholders on the corporation's records as of the close of business on March 12, 2002, and only those shareholders may vote at the Annual Meeting and any adjournment.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 2001, is being mailed with this Notice. Copies of the corporation's Annual Report for the 2000 fiscal year may be obtained at no cost by contacting J. Gerald Bazewicz, President, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.

     Whether or not you expect to attend the Annual Meeting in person, you are requested to complete, sign, date, and promptly return the enclosed proxy form in the accompanying postage-prepaid envelope. By so doing, you will ensure your proper representation at the meeting. The prompt return of your signed proxy will also save the corporation the expense of additional proxy solicitation. The execution and delivery of the enclosed proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

                          By Order of the Board of Directors,



                          /s/ J. Gerald Bazewicz
                          J. Gerald Bazewicz, President



Berwick, Pennsylvania
March 26, 2002

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 16, 2002

                        Table of Contents
                         ________________

                                                            Page
General Information                                          3
     Introduction, Date, Time and Place of Annual
     Meeting                                                 3

Voting Procedures                                            3
     Solicitation and Voting of Proxies                      3
     Revocability of Proxy                                   3
     Voting Securities, Record Date and Quorum               4
     Vote Required for Approval                              4

Principal Beneficial Owners of the Corporation's
     Stock                                                   5
     Principal Owners                                        5

Proposal No. 1: Election of Directors                        6

Information as to Nominees and Directors                     7
     Beneficial Ownership by Officers, Directors
     and Nominees                                            8
     Committees of the Board of Directors                    9
     Procedures for Nominating Directors                     11
     Compensation of Directors                               11

Report of the Audit Committee                                11

Board Compensation Committee Report on
     Executive Compensation                                  13
     Base Salary                                             13
     Cash Bonuses                                            14
     Long-Term Incentives                                    14

Compensation Committee Interlocks and Insider
     Participation                                           15

Executive Compensation                                       15
     Aggregated Option Exercises in 2001 and 2001
     Year-End Options Values                                 16
     401(k) Plan                                             17
     Supplemental Employee Retirement Plan                   17

Performance Graph                                            18

Related Party Transactions                                   19

Principal Officers of the Bank                               20

Legal Proceedings                                            21

Proposal No. 2: Ratification of Independent Auditors         21

Shareholder Proposals                                        22

Other Matters                                                22

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
    OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 16, 2002


                             GENERAL


Introduction, Date, Time and Place of Annual Meeting
____________________________________________________

     First Keystone Corporation, a Pennsylvania business corporation and registered bank holding company, is furnishing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the corporation and at any adjournment or postponement of the Annual Meeting. The corporation will hold the meeting on Tuesday, April 16, 2002, at 10:00 a.m., Eastern Daylight Time, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The principal executive office of the corporation is located at The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603. The bank is the sole, wholly-owned subsidiary of the corporation. The telephone number for the corporation is (570) 752-3671. All inquiries should be directed to J. Gerald Bazewicz, President of the corporation and the bank.

Solicitation and Voting of Proxies
__________________________________

     This Proxy Statement and the enclosed proxy form are first being sent to shareholders of the corporation on or about March
26, 2002.

     By properly completing and returning the accompanying proxy, a shareholder is appointing the proxy holders to vote his or her shares as the shareholder specifies on the proxy. If a shareholder signs the proxy but does not make any selection, the proxy holders will vote the proxy:

     * FOR the election of the nominees for Class C Director named below, and
     * FOR the ratification of the selection of J. H. Williams &
       Co. as the independent auditors for the corporation for the year ending December 31, 2002.

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the corporation of this.

     The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the corporation may furnish shareholders in connection with the Annual Meeting. In addition to the use of the mail, directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will not pay any additional compensation for the solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and will reimburse them for their reasonable forwarding expenses.

Revocability of Proxy
_____________________

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

     * By giving written notice of revocation to John L. Coates, Secretary of First Keystone Corporation, at 111 West Front Street, Berwick, Pennsylvania, 18603;


                             Proxy Statement               Page 3

     * By executing a later-dated proxy and giving written notice of this fact to the Secretary of the corporation; or
     * By attending the Annual Meeting and voting in person after giving written notice to the Secretary of the corporation, in person or at the above address.

Voting Securities, Record Date and Quorum
_________________________________________

     At the close of business on March 12, 2002, the corporation had outstanding 2,833,727 shares of common stock, par value $2.00 per share, the only issued and outstanding class of stock. The corporation also had 100,000 shares held in treasury as issued but not outstanding shares as of that date. The corporation's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock, par value of $2.00 per share. The corporation also has 500,000 shares of preferred stock, par value $10.00 per share, authorized. As of March 12, 2002, no shares of preferred stock were issued.

     Only shareholders of record as of the close of business on March 12, 2002, may vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each shareholder is entitled to one vote for each share of common stock outstanding on the record date.

     Pennsylvania law and the bylaws of the corporation require the presence of a quorum for each matter that shareholders will vote on at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast will constitute a quorum for the transaction of business at the Annual Meeting. The corporation will count votes withheld and abstentions in determining the presence of a quorum for a particular matter. The corporation will not count broker non-votes in determining the presence of a quorum for a particular matter. A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

Vote Required for Approval of Proposals
_______________________________________

     Assuming the presence of a quorum, the 3 nominees for director receiving the highest number of votes cast by shareholders will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders, in person or by proxy, on the matter. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the majority is calculated.


Page 4                    First Keystone Corporation

      PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

Principal Owners
________________

     The following table sets forth, as of March 12, 2002, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person and the percentage of the corporation's outstanding common stock so owned.


                                       Amount and             Percent of
                                      Nature of              Outstanding
                                       Beneficial            Common Stock
    Name and Address                Ownership <F1>       Beneficially Owned
    ________________                 _____________       __________________

Berbank                          336,184 <F2>                11.86%
First National Bank of
Berwick Trust Department
111 West Front Street
Berwick, PA 18603

Robert E. Bull                   170,095 <F3>                6.00%
323 West Fourth Street
Nescopeck, PA  18635

Robert J. Wise                   159,582 <F4>                5.63%
115 West Third Street
Berwick, PA  18603

Frederick E. Crispin, Jr.        147,717 <F5>                5.21%
3 Cedarbrook Terrace
Princeton, NJ  08540
____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 12, 2002. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Nominee registration for the common stock held by the Trust Department of the bank on behalf of various trusts, estates and other accounts for which the bank acts as fiduciary with sole voting and dispositive power over 276,826 shares and as fiduciary with shared voting and dispositive power over 59,358 shares. Total does not include 53,010 shares held by the Trust Department of the bank for which the bank does not have sole or shared voting or dispositive power. The Trust Department intends to cast all shares under its voting power for the election of the nominees for director named below and for the ratification of J. H. Williams & Co., LLP, independent auditors of the corporation.

<F3>
Includes 115,057 shares held individually by Mr. Bull, 2,036 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 2,407 held by Bull, Bull & Knecht, LLP Profit Sharing Trust, and 50,595 shares held by the Sara E. Bull Trust of which Mr. Bull is the trustee.

<F4>
Includes 139,821 shares held individually by Mr. Wise and 19,761 shares held jointly with his spouse.


                           Proxy Statement                 Page 5


<F5>
Includes 15,972 shares held individually by Mr. Crispin, 7,986 shares held individually by his spouse and 123,759 shares held by the Frederick E. Crispin Sr. Trust in which Mr. Crispin is the trustee and has sole voting authority.




          PROPOSAL NO. 1: ELECTION OF CLASS C DIRECTORS

     The bylaws of the corporation provide that its Board of Directors will manage the corporation's business. Sections 10.2 and 10.3 of the Bylaws provide that the number of directors on the Board will not be less than 7 nor more than 25 and that the Board of Directors will be classified into 3 classes, each class to be elected for a term of 3 years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their classifications. No person over 70 may serve as director with the exception of Messrs. Beyer, Bull, Crispin, and Wise. Section 11.1 of the bylaws require that a majority of the remaining members of the Board of Directors, even if less than a quorum, will select and appoint directors to fill vacancies on the Board, and each person so appointed will serve as director until the expiration of the term of office of the class of directors to which he or she was appointed.

     Section 10.3 of the bylaws provide for a classified Board of Directors with staggered three-year terms of office. Accordingly, at the 2002 Annual Meeting of Shareholders, 3 Class C Directors will be elected to serve for a three-year term and until their successors are properly elected and qualified. The Board of Directors of the corporation has nominated the current Class C Directors to serve as Class C Directors for the next three-year term of office. The nominees for reelection this year are as follows:

          *  Don E. Bower, director since 2001;
          *  John L. Coates, director since 1987; and
          *  Dudley P. Cooley, director since 1987

     Each nominee has consented to serve a three-year term of office and until his successor is elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies for the election of these 3 nominees. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee by the Board of Directors of the corporation. A majority of the directors of the corporation in office may appoint a new director to fill any vacancy occurring on the Board for any reason, and the new director will serve until the expiration of the term of the class of directors to which he or she was appointed.

     The Articles of Incorporation of the corporation provide that cumulative voting rights will not exist with respect to the election of directors. Accordingly, each share of common stock entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each director to be elected.

     The Board of Directors recommends that shareholders vote FOR the election of the above-named nominees.


Page 6                    First Keystone Corporation

                BOARD OF DIRECTORS AND MANAGEMENT

Governance
__________

     The Board of Directors of the corporation oversees all business, property and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them with reports and other materials. The directors of the corporation also serve as the directors of the corporation's wholly-owned bank subsidiary, The First National Bank of Berwick, upon election by the corporation.

Information as to Directors and Nominees
________________________________________

     The following biographics contain selected information about the directors and nominees for director. The information is accurate as of March 12, 2002, and includes each person's business experience for at least the past 5 years.


       CURRENT CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2002
 AND NOMINEES FOR CLASS C DIRECTOR WHOSE TERM WILL EXPIRE IN 2005

Don E. Bower                Mr. Bower (age 53) is the President
                            and owner of Don E. Bower, Inc., an
                            excavation contracting corporation
                            located in Berwick, Pennsylvania.  He
                            has been a director of the
                            corporation and the bank since 2001.

John L. Coates              Mr. Coates (age 65) is the President
                            and owner of Tri-County Hardware,
                            Inc.  He has served as the Secretary
                            of the corporation and the bank since
                            1995, and as a director of the
                            corporation and the bank since 1987.

Dudley P. Cooley            Mr. Cooley (age 63), is a financial
                            consultant and the former controller
                            for Wise Foods, a division of Borden,
                            Inc.  He has been a director of the
                            corporation and the bank since 1987.


           CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2003

Budd L. Beyer               Mr. Beyer (age 74), now retired, was
                            an owner and a principal shareholder
                            of Sunshine Textile Services, Inc., a
                            dry cleaning service located in
                            Bloomsburg, Pennsylvania.  Mr. Beyer
                            has served as a director of the
                            corporation since 1983 and of the
                            bank since 1976.

Frederick E. Crispin, Jr.   Mr. Crispin (age 70) is a retired
                            business and financial consultant.
                            He has served as a director of the
                            corporation since 1983 and of the
                            bank since 1964.

Jerome F. Fabian            Mr. Fabian (age 59) is the President
                            and owner of Tile Distributors of
                            America, Inc., located in Wilkes-Barre,
                                    Pennsylvania. He has served
                            as a director of the corporation and
                            the bank since 1998.

Robert J. Wise              Mr. Wise (age 72), now retired, has
                            served as a director of the
                            corporation since 1983 and of the
                            bank since 1967.  Mr. Wise is also
                            the Vice Chairman of the Board of the
                            corporation and the bank, a position
                            he has held since 1996.


                           Proxy Statement                 Page 7

           CLASS B DIRECTORS WHOSE TERM EXPIRES IN 2004

John E. Arndt               Mr. Arndt (age 40) is an insurance
                            broker and the owner of Arndt
                            Insurance Agency in Berwick,
                            Pennsylvania.  He has served as a
                            director of the corporation and the
                            bank since 1995.

J. Gerald Bazewicz          Mr. Bazewicz (age 53) serves as the
                            President and Chief Executive Officer
                            of the corporation and the bank, a
                            position he has held since 1987.  He
                            has served as a director of the
                            corporation and the bank since 1986.

Robert E. Bull              Mr. Bull (age 79), now retired,
                            practiced as an attorney at the law
                            firm Bull, Bull & Knecht, LLP, of
                            which he remains a partner.  He has
                            been the Chairman of the Board of the
                            corporation since 1983 and of the
                            bank since 1981.  He has served as a
                            director of the corporation since
                            1983 and of the bank since 1956.

Beneficial Ownership by Officers, Directors and Nominees
________________________________________________________

     The following table sets forth as of March 12, 2002, the amount and percentage of the outstanding common stock of the corporation beneficially owned by each director, nominee for director, and other named executive officer of the corporation. The table also indicates the total number of shares owned by all directors, nominees for director, and executive officers of the corporation and the bank as a group. A person owns his shares directly as an individual unless otherwise indicated.


                                             Number of
        Name                               Shares Owned           Percentage
                                             <F1> <F2>             <F3>
        ____                               _____________           _______

Nominees for Class C Directors
(to serve until 2005)
And Class C Director
____________________
Don E. Bower                              10,444                  --
John L. Coates                             7,029 <F4>             --
Dudley P. Cooley                           4,293                  --

Class A Director
(to serve until 2003)
____________________
Budd L. Beyer                             38,432                 1.36%
Frederick E. Crispin, Jr.                147,717 <F5>            5.21%
Jerome F. Fabian                          15,763 <F6>             --
Robert J. Wise                           159,582 <F7>            5.63%

Class B Director
(to serve until 2004)
____________________
John E. Arndt                              4,841 <F8>             --
J. Gerald Bazewicz                        20,647 <F9>             --
Robert E. Bull                           170,095 <F10>           6.00%

Other Named Executive Officer
_____________________________
David R. Saracino                          7,188 <F11>            --
Leslie W. Bodle                            7,421 <F12>            --


All Directors and Executive              593,452                 20.94%
Officers as a Group
(12 Persons in Total)
____________________


Page 8                        First Keystone Corporation



<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 12, 2002. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Information furnished by the directors and the corporation.

<F3>
Less than 1% unless otherwise indicated.

<F4>
Includes 5,433 shares held individually by Mr. Coates and 1,596 shares held jointly with his spouse.

<F5>
Includes 15,972 shares held individually by Mr. Crispin, 7,986 shares held individually by his spouse and 123,759 shares held by the Frederick E. Crispin Sr. Trust in which Mr. Crispin is the trustee and has sole voting authority.

<F6>
Includes 765 shares held individually by Mr. Fabian, 6,572 shares by the Jerome F. Fabian Trust Under Agreement for which Mr. Fabian exercises dispositive power, 7,435 shares held jointly with his spouse, and 991 shares held by Tile Distributors of America, Inc. of which Mr. Fabian is sole owner.

<F7>
Includes 139,821 shares held individually by Mr. Wise and 19,761 shares held jointly with his spouse.

<F8>
Includes 3,815 shares held individually by Mr. Arndt, 572 shares held individually by his spouse, and 454 shares held by Arndt Insurance Profit Sharing.

<F9>
Includes 7,745 shares held individually by Mr. Bazewicz, 3,384 shares held in his bank 401K plan, 2,051 shares held jointly with his spouse, 617 shares held individually by his spouse, 660 shares held jointly with his children, and 190 shares held as custodian for the benefit of his children and 6,000 shares which may be purchased upon the exercise of stock options.

<F10>
Includes 115,057 shares held individually by Mr. Bull, 2,036 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 2,407 held by Bull, Bull & Knecht, LLP Profit Sharing Trust, and 50,595 shares held by the Sara E. Bull Trust of which Mr. Bull is the trustee.

<F11>
Includes 2,545 shares held individually by Mr. Saracino, 1,643 shares held in his bank 401K plan, and 3,000 shares which may be purchased upon the exercise of stock options.

<F12>
Includes 1,000 shares held individually by Mr. Bodle, 915 shares held jointly with his spouse, 1,000 shares held jointly with his child, 1,506 shares held in his bank 401K plan, and 3,000 shares which may be purchased upon the exercise of stock options.




                   COMMITTEES OF THE BOARD OF DIRECTORS

     The corporation's board of directors has, at present, no standing committees. During 2001, the bank's board of directors maintained standing committees: trust, asset-liability management, marketing, loan administra-tion, audit, human resources, building and executive. The composition of these committees is described below:


                               Proxy Statement                 Page 9




                                                     Asset/
                                                  Liability
Name                                  Trust        Management   Marketing
____                                  _____        __________     ________
John E. Arndt                         X                           X*
J. Gerald Bazewicz                    X            X              X
Budd L. Beyer                         X
Robert E. Bull                                                    X
John L. Coates                                     X              X
Dudley P. Cooley                                   X              X
Frederick E. Crispin, Jr.             X            X*
Jerome F. Fabian                                   X              X
Don E. Bower
Robert J. Wise                        X*           X

Number of Meetings
Held in 2001                          12           4              3



                                       Loan                        Human
Name                               Administration    Audit       Resources
____                              _____________      _____       ________
John E. Arndt
J. Gerald Bazewicz                    X                           X
Budd L. Beyer                         X                           X*
Robert E. Bull                        X             X             X
John L. Coates                        X             X*            X
Dudley P. Cooley                      X*            X             X
Frederick E. Crispin, Jr.
Jerome F. Fabian                      X             X             X
Don E. Bower
Robert J. Wise

Number of Meetings
Held in 2001                          4             4             1



Name                                Executive        Building
____                                _________        ________
John E. Arndt                                       X
J. Gerald Bazewicz                    X             X
Budd L. Beyer                         X
Robert E. Bull                        X*            X
John L. Coates                        X             X
Dudley P. Cooley
Frederick E. Crispin, Jr.             X
Jerome F. Fabian
Don E. Bower
Robert J. Wise                        X             X

Number of Meetings
Held in 2001                          1             0

*Denotes Chairman of Respective Committee


     Trust Committee - This committee ensures that all trust activities of the bank are performed in a manner that is consistent with the legal instrument governing the account, prudent trust administration practices, and approved trust policy.


     Asset/Liability Committee - This committee reviews asset/liability committee reports and provides support and discretion in managing the bank's net interest income, liquidity, and interest rate sensitivity positions.

     Marketing Committee - This committee provides guidance to management in formulating marketing/sales plans and programs to assist in evaluating the performance of the bank relative to these plans.

     Loan Administration Committee - This committee monitors loan review and compliance activities. Also, the committee ensures that loans are made and administered in accordance with the loan policy.

     Audit Committee - This committee recommends the appointment of the independent certified public accountant to examine the affairs of the bank. Also, the committee reviews findings of the auditor and ensures an independent, effective audit function.

     Human Resources Committee - This committee helps ensure that a sound human resources management system is developed and maintained. This committee also acts as the Compensation
Committee for non-executive officers and employees. The Board of Directors determines compensation for executive officers.

     Executive Committee - This committee exercises the authority of the Board of Directors in the management of the business of the bank between the dates of regular Board of Directors meetings.

     Building Committee - This committee makes recommendations to the Board relating to the bank's physical assets, including both current and proposed physical assets.


Page 10                   First Keystone Corporation

Board Meetings and Attendance
_____________________________

     The members of the Board of Directors of the corporation also serve as members of the Board of Directors of The First National Bank of Berwick. During 2001, the bank's Board of Directors held 25 meetings, and the corporation's Board of Directors held 9 meetings. Each of the Directors attended at least 75% of the combined total number of meetings of the corporation's and the bank's Boards of Directors and the committees of which he is a member, except Robert J. Wise.

Procedures for Nominating Directors
___________________________________

     The corporation's Board of Directors nominates individuals for the position of director. Neither the corporation nor the bank has a nominating committee. In addition, a shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with
Section 10.1 of the corporation's bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors and must provide the specific information listed in Section 10.1. You may obtain a copy of the corporation's bylaws by writing to John L. Coates, Secretary, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603.

Compensation of Directors
_________________________

     During 2001, each member of the corporation's Board of Directors received $450 for his attendance at the Annual Meeting. Other corporate Board meetings met concurrently with the bank's Board, and directors received no additional compensation. The bank's directors received $450 for each directors' meeting attended. Nonemployee directors received a $4,000 retainer and $225 for each committee meeting attended. All directors received a bonus of $1,000. In addition, Chairman Bull received an annual stipend of $1,000, and Vice Chairman Wise and Secretary Coates each received an annual stipend of $750. In the aggregate, the Board of Directors received $177,800 for all Board of Directors' meetings and committee meetings attended in 2001, including all fees, bonuses, and stipends paid to all directors in 2001.


                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors developed and updated the charter for the Committee, which was approved by the Board of Directors on October 10, 2000. The Audit Committee's primary responsibilities fall into three categories:

     * first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the corporation's management, including discussions with management and the corporation's outside auditors about draft annual financial statements and key accounting and reporting matters;

 * second, the Committee is responsible for matters relating to the relationship between the company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the corporation, and determining whether the outside auditors are independent (based in part on the annual letter provided to the corporation pursuant to Independence Standards Board Standard No. 1); and


                             Proxy Statement              Page 11

     * third, the Committee oversees management's implementation of effective systems of internal controls and review of the activities and recommendations of the corporation's auditing program.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the committee's charter.

     In overseeing the preparation of the corporation's financial statements, the Committee met with both management and the corporation's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principals, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     With respect to the corporation's outside auditors, the Committee, among other things, discussed with J.H. Williams & Co., LLP matters relating to its independence, including the written disclosures made to the Committee by the outside auditors and the letter from the outside auditors as required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees).

     Aggregate fees billed to the corporation and the bank by J.
H. Williams & Co., LLP for services rendered during the year ended December 31, 2001, were as follows:

Audit fees  -  J. H. Williams & Co., LLP billed the
               corporation in 2001 for services
               rendered for the audit of the
               corporation's annual financial
               statements for the year ended
               December 31, 2001, and the reviews
               of the financial statements included
               in the corporation's reports on SEC
               Form 10Q for the quarters ended
               March 31, June 30, and
               September 30, 2001                      $59,648.00

Financial Information Systems Design
and Implementation Fees                                      None

All other fees - J. H. Williams & Co., LLP
                 billed the corporation in
                 2001 for other services
                 rendered.  These other
                 services were for performance
                 of agreed upon procedures
                 with respect to the Trust and
                 Commercial Banking Departments
                 of the bank and Tax Return
                 preparation services                  $40,591.00

     Based upon all of the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2001, be included in the corporation's Annual Report on Form 10-K for the 2001 fiscal year end filed with the Securities and Exchange Commission.

     The Audit Committee is comprised of 4 directors, all of whom are considered "independent" as defined by the National Association of Securities Dealers (NASD) listing standards. The Board of Directors has determined that no member of the Committee has a relationship with the corporation that may interfere with his independence from the corporation or its management.

     The foregoing report has been furnished by the current members of the Audit Committee.


Page 12                   First Keystone Corporation

                  MEMBERS OF THE AUDIT COMMITTEE

                John L. Coates, Chairman
                Robert E. Bull
                Dudley P. Cooley
                Jerome F. Fabian
..

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, to file reports of ownership of the corporation's common stock and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of Section 16(a) forms received by it, or written representations from reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2001, through December 31, 2001, its officers, directors and reporting shareholders were in compliance with all filing requirements applicable to them.


               BOARD COMPENSATION COMMITTEE REPORT
                    ON EXECUTIVE COMPENSATION

     The basic mission of the corporation's executive compensation policy is to provide executives of First Keystone Corporation's subsidiary, The First National Bank of Berwick, with a competitive compensation package that attracts and retains qualified executives while placing a portion of total pay at risk. The Board of Directors serves as the Compensation Committee for the bank and develops the bank's and the corporation's executive compensation policy, with guidance from the Human Resources Committee. The four components of the total compensation package are:

       *  Base salary
       *  Regular employee bonus
       *  Senior management bonus
       *  Long-term incentives

Base Salary
___________

     The Board of Directors determines compensation for executive officers of The First National Bank of Berwick with guidance from the Human Resources Committee. For the base salary paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history. For the base salary paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, considers his performance level, the results of management decisions made by him, and the earnings of the organization. No particular weight is assigned to any of the foregoing individual performance factors. The executive compensation established by the Board of Directors is based on its overall subjective assessment of the value of the services provided by each executive officer with consideration to the performance factors discussed in this paragraph and peer group compensation information.


                           Proxy Statement                Page 13

     The peer group of banks chosen by the Board of Directors for purposes of making a comparative analysis of executive compensation does not include all of the same banks incorporated in the peer group established to compare shareholder returns as indicated in the performance graph included in this proxy statement. The Board of Directors uses data from compensation surveys of the banking industry to assist in determining executive pay. This group of Pennsylvania banking organizations bears no direct relationship to those banking organizations represented in the performance graph.

     The Board of Directors established Mr. Bazewicz's base salary, not including director fees, at $145,000 in 2001 and increased his salary to $151,500 effective January 1, 2002. This placed Mr. Bazewicz's base compensation between the median and slightly above the median for chief executive officers of comparable bank holding companies, as reflected in the peer group compensation data reviewed by the Board of Directors. This salary has been deemed by the Board of Directors to be commensurate with the above average performance by First Keystone Corporation over the past year including 2001 as measured by return on assets (ROA) and return on equity (ROE).

Cash Bonuses
____________

     The cash bonuses serve as short-term incentives which align executive pay with the annual performance of the corporation. The regular employee bonus program is for all employees, including executives. It is based solely on the corporation's return on equity for the year. The bonus has averaged between 5.0% and 8.8% of each employee's salary for the past five years. The senior management bonus provides further short-term incentive for senior executives of the corporation. This bonus is earned through the achievement of overall annual earnings objectives. Both bonus programs help to align management's interests with those of the shareholders because, generally, the higher the net income for the year, the larger the bonuses paid to management.

Long-Term Incentives: Stock Options
___________________________________

     The Board of Directors believes that stock option awards under the First Keystone Corporation's 1998 Stock Incentive Plan provide a vehicle for long-term incentive compensation through financial rewards dependent on future increases in the market value of the corporation's stock. Thus, executive officers are encouraged to manage the corporation with a view toward maximizing long-term shareholder value. Under the Stock Incentive Plan, the corporation makes grants of options to purchase shares of the corporation's common stock to employees, including executives, and the corporation has absolute power to determine what, to whom, when and under what facts and circumstances awards are made. The Board of Directors bases decisions relating to the awards on its overall subjective assessment of the value of the services provided by each executive officer with consideration to performance of the corporation and peer group compensation information. The options generally vest 6 months after issue and expire ten years from the date of the grant. No options were granted in 2001. On September 26, 2000, the corporation granted 12,250 incentive stock options under the plan, which became exercisable on March 26, 2001. The average per share exercise price is $17.00, which was not less than the full market value of the shares as of September 26, 2000. The total number of shares which may be issued under the plan is 100,000.


                        BOARD OF DIRECTORS

Robert E. Bull, Chairman             Budd L. Beyer
Robert J. Wise, Vice Chairman        Don E. Bower
J. Gerald Bazewicz, President        Dudley P. Cooley
John L. Coates, Secretary            Frederick E. Crispin, Jr.
John E. Arndt                        Jerome F. Fabian


Page 14                   First Keystone Corporation

                COMPENSATION COMMITTEE INTERLOCKS
                    AND INSIDER PARTICIPATION

     The Board of Directors, which includes J. Gerald Bazewicz, Chief Executive Officer, functions as the Compensation Committee. For compensation paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer. For compensation paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, determines his compensation as outlined previously under "Base Salary".


                      EXECUTIVE COMPENSATION

Summary Compensation Table
__________________________

     The table below shows information concerning the annual and long-term compensation for services rendered in all capacities to the corporation and the bank for the fiscal years ended
December 31, 2000, 1999, and 1998 of those persons who were:

     *  the Chief Executive Officer during 2001, and
     * the other 4 most highly compensated executive officers of the corporation and the bank at December 31, 2001, whose total annual salary and bonus exceeded $100,000 during 2001.



                        SUMMARY COMPENSATION TABLE


                                                Annual Compensation
                                                ___________________

     (a)                                  (b)           (c)          (d)        (e)
                                                                     Other
                                                                    Annual
    Name and                                                        Compen-
    Principal                            Salary        Bonus        sation
    Position                Year       ($) <F1>        ($) <F2>      ($)
     ______                  ____        ______         ______       _____

J. Gerald Bazewicz        2001       156,700        32,484         0
President and CEO         2000       150,200        19,119         0
of the corporation        1999       141,400        29,290         0
and the bank

David R. Saracino         2001       94,500         20,086         0
Treasurer and             2000       90,500         12,535         0
Assistant Secretary       1999       86,000         20,086         0
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank

Leslie W. Bodle           2001       89,000         14,672         0
Vice President
and Trust Officer
of the bank


                                 Long-Term Compensation
                                 ______________________
                                    Awards                          Payouts

                               (f)           (g)        (h)         (i)

                             Restricted                           All Other
    Name and                   Stock      Options/    LTIP         Compen-
    Principal                 Award(s)     SARs        <F5>         sation
    Position                    ($)         <F3>      Payouts       ($)
                                           (#) <F4>    ($)         <F6>
     _______                  ____         ______     _____        _____

J. Gerald Bazewicz           0         0             0         51,244
President and CEO            0         2,000         0         50,032
of the corporation           0         2,000         0         46,123
and the bank

David R. Saracino            0         0             0         48,785
Treasurer and                0         1,000         0         47,039
Assistant Secretary          0         1,000         0         43,474
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank

Leslie W. Bodle              0         0             0         30,704
Vice President
and Trust Officer
of the bank
________________________


                               Proxy Statement                Page 15



<F1>
Amounts shown for Mr. Bazewicz consist of base salary and fees paid for attendance at Board of Directors meetings of $11,700 in 2001, $11,700 in 2000, and $10,400 in 1999.

<F2>
Bonus information is reported by the year in which earned.

<F3>
Stock Appreciation Rights.

<F4>
All amounts listed indicate options granted pursuant to First Keystone Corporation's 1998 Stock Incentive Plan.

<F5>
Long-Term Incentive Plan Awards.

<F6>
Amounts shown for Mr. Bazewicz include contributions to the bank's 401(k) Plan of $16,423 for 2001, $17,613 for 2000, and $15,933 for 1999, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $33,346 in 2001, $30,944 in 2000, and $28,715 in 1999, and premiums on term life insurance of $1,475 for 2001, 2000, and 1999. Amounts shown for Mr. Saracino include contributions to the bank's 401(k) Plan of $10,771 for 2001, $11,677 for 2000, and $10,573 for 1999, accrual for the bank's
Supplemental Employee Retirement Plan (SERP) of $36,816 in 2001, $34,164 in 2000, and $31,703 in 1999, and premiums on term life insurance of $1,198 in 2001, 2000, and 1999. Amounts shown for Mr. Bodle include contributions to the bank's 401(k) Plan of $9,920, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $17,716, and premiums on term life insurance of $3,068.



Stock Option Grants in Fiscal Year 2001
_______________________________________

     The corporation did not grant any stock options in 2001.

Aggregated Option Exercises in 2001 and 2001 Year-End Option
Values
____________________________________________________________

     The following table sets forth information about the number of unexercised options and the value of unexercised options at December 31, 2001, held by the executive officers of the corporation named in the Summary Compensation Table. In 2001, these executive officers did not exercise any stock options.


                                    Shares
                                   Acquired
                                      on               Value
     Name                          Exercise          Realized
     ____                          _______          ________

J. Gerald Bazewicz              --                 --

David R. Saracino               --                 --

Leslie W. Bodle                 --                 --



                                  Number of
                                   Securities           Value of
                                   Underlying         Unexercised
                                  Unexercised         In-the-Money
                                   Options at           Options at
                                  December 31,        December 31,
                                  2001 <F1>            2001 <F2>
                                  Exercisable/        Exercisable/
     Name                       Unexercisable        Unexercisable
     ____                         ____________        _____________

J. Gerald Bazewicz           6,000/6,000         $5,250/$5,250

David R. Saracino            3,000/3,000         $2,625/$2,625

Leslie W. Bodle              3,000/3,000         $2,625/$2,625
______________________

<F1>
All options granted through December 31, 2001, are reported.

<F2>
Represents the difference between $19.625 (the last sale price of the common stock on December 31, 2001), and the exercise price per share of options multiplied by the number of exercisable and unexercisable options held, respectively.



Page 16                   First Keystone Corporation

401(k) Plan
___________

     The bank maintains a 401(k) Plan which has a combined tax qualified savings feature and profit sharing feature. The plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The plan agreement provides that the bank will match employee deferrals to the plan up to 3% of their respective eligible compensations. Additionally, the bank may make a discretionary contribution annually to the plan, which when combined with the employee's deferral and bank's matching contributions, cannot exceed 15% of total eligible compensation. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. Benefits are payable under the plan upon termination of employment, disability, death, or retirement. Contributions reflected as expense under this plan in 2001 and 2000 were:



                                                   2001           2000
                                                   ____           ____
Matching contribution to savings plan         $ 87,136      $ 81,262
Contribution to profit sharing plan            212,421       217,107
                                              ________      ________
     Total Expense                            $299,557      $298,369



     Of the $299,557 total expenses during 2001, $43,719 was credited among the individual accounts of the 4 most highly compensated executive officers of the bank. Of the $43,719, Mr. Bazewicz was credited with $16,423, Mr. Saracino with $10,771, and Mr. Bodle with $9,920. Messrs. Bazewicz and Saracino have been members of the plan for 16 years and Mr. Bodle for 15 years.

Supplemental Employee Retirement Plan
_____________________________________

     The corporation maintains a Supplemental Employee Retirement Plan ("SERP") covering 4 of the bank's executive officers, Mr. Bazewicz, Mr. Saracino, Mr. Bodle, and Mrs. Rishkofski. The SERP, which is a salary continuation agreement, provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of either 60 years or 62 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th or 62nd birthday in the amounts indicated below.

     The salary continuation agreement allows the executive officers to achieve a retirement income percentage that is more consistent with their experience and years of service to the bank. The plan objective is to provide the executive officers with a final wage replacement ratio of approximately 75% of projected final salary including projected benefits from the bank 401(k), social security, and salary continuation provided through the agreement. The established retirement benefit under the salary continuation plan for Messrs. Bazewicz, Saracino, Bodle, and Mrs. Rishkofski will be $3,750 per month, $2,333 per month, $1,750 per month, and $417 per month, respectively, and is not subject to change. If the executive officer attains their stated retirement age, but dies before receiving all of the guaranteed monthly payments, then the bank will make the remaining payments to the officer's beneficiary. In the event the officer dies while serving as an officer, prior to their stated retirement age, the bank will remit the guaranteed monthly payment to the officer's beneficiary commencing the month following the executive's death. In the event of a change of control and the termination of the officer's employment, the guaranteed monthly payments will commence the month following the executive's termination of service. No benefit will be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age.


                           Proxy Statement                Page 17

Other Executive Benefits
________________________

     The corporation maintains the First Keystone Corporation 1998 Stock Incentive Plan to advance the development, growth and financial condition of the corporation. Please refer to the description of the 1998 Stock Incentive Plan in the Board Compensation Committee Report above. The corporation also maintains a bonus program for employees and for senior management, which is also described above in the Board Compensation Committee Report.

     The bank has obtained term life insurance, designating the bank as the beneficiary, on the life of each participating executive officer in an amount which is intended to cover the bank's obligation until the expense for the plan is fully accrued, based upon certain actuarial assumptions. In 2001, the bank expensed $105,533 for the accrual of the salary continuation plan for the four executive officers. In addition, $5,741 was paid to cover the year's premium on the term insurance policies.


                        PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return on the corporation's common stock during the period December 31, 1996, through and including
December 31, 2001, with

     * the cumulative total return on the SNL Securities Corporate Performance Index <F1> for banks with less Than $500 million in total assets in the Middle Atlantic area <F2>, and
     * the cumulative total return for all United States stocks traded on the NASDAQ Stock Market.

     The comparison assumes $100 was invested on December 31, 1996, in the corporation's common stock and in each of the indices below and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.


Page 18                   First Keystone Corporation

(Performance Graph omitted)

(The following is a description of the performance graph in tabular format)


                    FIRST KEYSTONE CORPORATION
                     Total Return Performance


                                                Period Ending
                                         ______________________________
                                     12/31/96      12/31/97   12/31/98
                                         ______________________________
First Keystone Corporation            100.00       188.62      327.04
NASDAQ - Total US                      100.00       122.48    172.68
SNL <$500M Bank Index                  100.00       170.47    155.65


                                                Period Ending
                                         _____________________________
                                     12/31/99      12/31/00   12/31/01
                                         _____________________________
First Keystone Corporation            208.92       173.87      224.71
NASDAQ - Total US                      320.89       193.01    153.15
SNL <$500M Bank Index                  144.08       138.99    192.27
________________

<F1>
SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

<F2>
The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey, New York, the District of
Columbia and Puerto Rico.



                    RELATED PARTY TRANSACTIONS

     Other than described below, there have been no material transactions between the corporation and the bank, nor any material transactions proposed, with any director or executive officer of the corporation and the bank, or any associate of these persons. The law firm Bull, Bull & Knecht, LLP, of which Director Bull and his son, Robert A. Bull, are partners, provided routine legal services to the bank according to the firm's normal fee schedule and billing rates, and the bank intends to continue to engage the firm's services in the future. The bank paid total fees of $76,200 to the law firm during 2001. In addition, the corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.


                           Proxy Statement                Page 19

     Total loans outstanding from the corporation and the bank at December 31, 2001, to the corporation's and the bank's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $3,009,245 or approximately 7.57% of the total equity capital. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans are current and being paid as agreed. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2001 to officers and directors of the corporation and the bank, and their affiliates as a group was $3,310,926. The aggregate amount of outstanding indebtedness as of the latest practicable date, March 1, 2002, to the above described group was $2,890,898.


                  PRINCIPAL OFFICERS OF THE BANK

     The following table presents selected information as of March 12, 2002, about the principal officers of the bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:


                                Office and Position                Held
   Name                            with the Bank                   Since
   ____                              ____________                 _____
Robert E. Bull                Chairman of the Board                1981

Robert J. Wise                Vice Chairman                        1996
                              of the Board

J. Gerald Bazewicz            President and CEO                    1987

John L. Coates                Secretary                            1995

David R. Saracino             Vice President,                      1983
                              Cashier and
                              Assistant Secretary

Leslie W. Bodle               Vice President and                   1985
                              Trust Officer

Sally A. Rishkofski           Vice President                       1997

Timothy K. Kishbach           Vice President                       2001


                                                  Number of
                                   Bank              Shares        Age as of
                                  Employee       Beneficially      March 12,
   Name                           Since             Owned             2002
   ____                          _______          __________         _______
Robert E. Bull                  <F1>           170,095 <F2>         79

Robert J. Wise                  <F1>           159,582 <F2>         72

J. Gerald Bazewicz              1973            20,647 <F2>         53

John L. Coates                  <F1>             7,029 <F2>         65

David R. Saracino               1972             7,188 <F2>         57

Leslie W. Bodle                 1985             7,421 <F2>         54

Sally A. Rishkofski             1964             4,909 <F3>         62

Timothy K. Kishbach             1989             3,661 <F4>         36
____________________

<F1>
Messrs. Bull, Wise, and Coates are not employees of the bank.

<F2>
For information on specific nature of ownership, please refer to "Beneficial Ownership by Officers, Directors and Nominees".

<F3>
Includes 3,000 shares which may be purchased upon the exercise of stock options.

<F4>
Includes 1,500 shares which may be purchased upon the exercise of stock options.


Page 20                   First Keystone Corporation

                        LEGAL PROCEEDINGS

     In the opinion of the management of First Keystone Corporation and its banking subsidiary, there are no proceedings pending to which the corporation or its banking subsidiary is a party or to which their property is subject, which, if determined adversely to the corporation or the bank, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiary. In addition, to the Board's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material proceedings against First Keystone Corporation or its banking subsidiary.


       PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed J. H. Williams & Co., LLP, Certified Public Accountants, located at 270 Pierce Street, Kingston, Pennsylvania 18705, as the corporation's independent auditors for its 2002 fiscal year. The Board proposes that shareholders ratify this selection. J. H. Williams & Co., LLP, has advised the corporation that none of its members has any financial interest in the corporation. Ratification of J. H. Williams & Co., LLP, will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting by shareholders entitled to vote. J. H. Williams & Co., LLP served as the corporation's independent auditors for the 2001 fiscal year, assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     Representatives of J. H. Williams & Co., LLP, will attend the Annual Meeting of Shareholders, will have the opportunity to make a statement and are expected to be available to respond to any questions. In the event that the shareholders do not ratify the selection of J. H. Williams & Co, LLP, as the corporation's independent auditors for the 2002 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2002 fiscal year.

     The Board of Directors recommends that the shareholders vote for the ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the year ending December 31, 2002.


                          ANNUAL REPORT

     A copy of the corporation's Annual Report for its fiscal year ended December 31, 2001, is enclosed with this Proxy Statement. Additional copies of the Annual Report may be obtained by contacting J. Gerald Bazewicz, President, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671. We furnish the Annual Report to shareholders for their information. It is not incorporated in this Proxy Statement.


                           Proxy Statement                Page 21

                      SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's Proxy Statement for its 2003 Annual Meeting of Shareholders must deliver the proposal in writing to the President of First Keystone Corporation at its principal executive offices, 111 West Front Street, Berwick, Pennsylvania 18603, not later than Tuesday, November 26, 2002. Also, if the corporation receives notice of any shareholder proposal after February 12, 2003, the persons named as proxies for the 2003 Annual Meeting will have discretionary voting authority to vote on the proposal at that meeting.


                          OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on the matters as they determine to be in the best interest of the corporation.


               ELECTRONIC ACCESS TO PROXY MATERIALS
                               AND
                       FINANCIAL STATEMENTS

     The corporation is subject to the information reporting requirements of the Securities Exchange Act of 1934 and must file periodic financial reports, proxy statements and other information with the SEC. You may obtain these documents, including the corporation's report on Form 10-K for its fiscal year ended December 31, 2001, which contains the corporation's audited financial statements, at the SEC's web site at http://www.sec.gov. You may also obtain a copy of the corporation's report on Form 10-K for its fiscal year ended December 31, 2001, without charge, by submitting a written request to David R. Saracino, Treasurer, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.


Page 22                   First Keystone Corporation

                    FIRST KEYSTONE CORPORATION

                              PROXY

   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2002
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby constitutes and appoints and William Selden, Jr. and Francis J. Radice, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of First Keystone Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603 on Tuesday, April 16, 2002, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof as follows:

1.  PROPOSAL #1:  ELECTION OF CLASS C DIRECTORS TO SERVE FOR A
    THREE-YEAR TERM

Don E. Bower          John L. Coates          Dudley P. Cooley


[  ]  FOR all nominees listed      [  ]  WITHHOLD AUTHORITY to
      above (except as marked            vote for all nominees
      to the contrary below)             listed above

    (INSTRUCTION:  IF YOU WISH TO WITHHOLD THE PROXIES'
    AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE FOR DIRECTOR
    LISTED ABOVE, WRITE THAT NOMINEE'S NAME ON THE SPACE
    PROVIDED BELOW.)

      ______________________________________________________


2.  PROPOSAL #2:  PROPOSAL TO RATIFY THE SELECTION OF J. H.
    WILLIAMS & CO., LLP  AS THE INDEPENDENT AUDITORS FOR THE
    CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2002.

[  ] FOR                [  ] AGAINST                [  ] ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE
AND FOR PROPOSAL 2.


                                   Dated:______________, 2002

                                   __________________________

                                   __________________________

                                   __________________________
                                   Signature(s)       (Seal)


THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED
PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE.  WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD
SIGN.  IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.